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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): April 3, 2000

                             WESTPOINT STEVENS INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

        0-21496                                       36-3498354

(Commission File Numbers)                (I.R.S. Employer Identification Nos.)

         507 WEST TENTH STREET                                31833
          WEST POINT, GEORGIA

(Address of Principal Executive Offices)                   (Zip Code)

                                 (706) 645-4000

              (Registrants' Telephone Number, Including Area Code)

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)
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NY2:\896680\01\J7VS01!.DOC\80765.0025

Item 5. Other Events.

         On April 3, 2000, WestPoint Stevens Inc. released a press release announcing that its Annual Meeting of Stockholders, scheduled to be held on May 10, 2000, has been postponed in order to prepare for a Special Meeting of Stockholders to be scheduled at a later date. At the Special Meeting, WestPoint's stockholders will consider and vote on a proposal to adopt and approve the Plan of Recapitalization previously announced by WestPoint on March 24, 2000. WestPoint also announced that its Annual Report on Form 10-K has been filed with the Securities and Exchange Commission and is available free of charge upon request. In addition, WestPoint announced that its 1999 Annual Report to Shareholders will be distributed to its stockholders during the fourth week of April.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Exhibits

Exhibit No.      Exhibit
-----------      -------

99.1             Press Release dated April 3, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          WESTPOINT STEVENS INC.
                                          (Registrant)


                                         By: /s/ Christopher N. Zodrow
                                            ---------------------------------
           Date: April 5, 2000                   Christopher N. Zodrow
                                                 Vice President and Secretary



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                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1           Press Release dated April 3, 2000



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